
                                                                                Thomas White Funds Family
                                                                                Officers and Trustees



                                                                                Thomas S. White, Jr.
                                                                                Chairman of the Board
                                                                                and President

                                                                                Jill F. Almeida
                                                                                Trustee

                                                                                Nicholas G. Manos
         Annual Report                                                          Trustee

                                                                                Edward E. Mack III
   American Enterprise Fund                                                     Trustee

  American Opportunities Fund                                                   Elizabeth G. Montgomery
      International Fund                                                        Trustee
       October 31, 2001
                                                                                John N. Venson, D.P.M.
                                                                                Trustee

                                                                                Douglas M. Jackman, CFA
                                                                                Vice President and Secretary

                                                                                David Sullivan II
                                                                                Treasurer and
                                                                                Assistant Secretary

                                                                                INVESTMENT ADVISER AND
                                                                                ADMINISTRATOR
                                                                                     Thomas White International, Ltd.
                                                                                     440 S. LaSalle Street, Suite 3900
                                                                                     Chicago, Illinois 60605-1028

                                                                                CUSTODIANS
                                                                                     The Northern Trust Company
                                                                                     Chicago, Illinois
                                                                                     Firstar Bank, N.A.
                                                                                     Milwaukee, Wisconsin

                                                                                LEGAL COUNSEL
                                                                                     Dechert
                                                                                     Washington, DC

                                                                                INDEPENDENT ACCOUNTANTS
                                                                                     PricewaterhouseCoopers LLP
                                                                                     Chicago, Illinois

                                                                                TRANSFER AGENT
                                                                                     Firstar Mutual Fund Services LLC
                                                                                     Milwaukee, Wisconsin


   For current performance, net asset value, or for assistance with your account, please contact the Funds Family at 800-811-0535 or visit our web
   Site at www.thomaswhite.com.





                          The Thomas White Funds Family
                          Capturing Value Worldwide SM



[graphic omitted]















Thomas White Funds Family



Thomas White is the Funds' President and Portfolio Manager. He has been an investment professional since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke
University in 1965. Over his thirty-five years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, fourteen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief
Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, North America, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications that provide investment advice on the relative attractiveness of 3,800 common stocks in forty-eight countries. These are purchased by major institutional asset management organizations worldwide.


THE FOLLOWING LETTER WAS WRITTEN BY MR. WHITE, THE FUNDS' PRESIDENT:
                                                               December 31, 2001
Dear Friends,

     I have always started this letter by expressing my appreciation for the strong support we enjoy from the shareholders of our three funds. At seven and one half years old, we are a young fund organization with high expectations for the future. Thomas White International's sixteen professionals are passionate in their efforts to bring you strong, stable equity performance. Our objective is to best assist our shareholder/clients to successfully reach their long-term investment goals.

     Many of you have visited our office in Chicago and met the men and women who are responsible for selecting the securities in the funds' portfolios. As professionals, we feel personal meetings promote a rapport that is mutually beneficial. We also encourage shareholder calls to discuss the funds and general market conditions. We consider dialogue with you an integral part of being your investment advisor. Please call me, Doug Jackman or David Sullivan in Chicago at 312-663-8300.

Investment Perspective

     We believe that maintaining a realistic investment perspective is an important component of successful investing. This is especially true for equities, the most volatile of major asset classes. Even though most large business organizations are relatively stable over time, their stocks' annual returns tend to vary quite widely. This is because investors exaggerate the importance of short-term events. Accordingly, long-term investors must be patient with interim market swings. The meteoric rise of technology and other growth stocks in 1999-2000 followed by their collapse in 2000-2001 is a recent example of investor behavior.

     To assist shareholders in their efforts to maintain a realistic investment perspective, we provide shareholders with annual projections of equity returns for the next ten years. We also project the frequency and depth of bear markets over this period. These estimates represent probable general market returns, and of course, can vary widely in their eventual accuracy. They are based on the historical relationship between returns and initial stock valuations since 1926 in the United States. Since current stock valuations are above average, our estimates are below the long-term return average of 11% for equities since 1926.

     Given the present market valuation, history suggests equity investors should expect an 8% annualized return between now and 2011. With ten-year government bonds yielding just above 5%, this suggests an extra 3% expected return in equities. 3% just happens to be the long-term average return difference between stocks and bonds.

     History also suggests that there will be two bear market declines in the next ten years, and that they should each fall roughly 32%. Since accurate market timing is wishful thinking, investors must endure these interim speed bumps. We are now in the first worldwide bear market decline since 1990. This is the second year of the decline that started in March or September of 2000, depending on the index. The markets rallied this year from a March bottom, then fell to a new low in September and are currently rallying again. From April 1, 2000 to November 30, 2001, US stocks (the Russell 1000) and international stocks
(the MSCI World less US Index) have had a negative total return of -23.5% and -32.7%.

"Houses are best built on stone, not sand. Our thorough stock selection approach emphasizes the use of time-tested, fundamental valuation measurements and analyst judgement. The objective is to determine a company's intrinsic business worth"

"Our research division, the Global Capital Institute, is leading the asset management industry in the development of techniques to successfully value modern global companies."

The Near-Term Business Outlook

     In our September 20 interim letter to shareholders we expressed that, "short of a major military intervention, the economic negatives associated with the attacks on the World Trade Center and the Pentagon will dissipate within the next several months". We noted that the attacks occurred at a most challenging time in the business cycle, during a period of anemic growth, if not recession.

     We felt that while the damage to business and consumer confidence would stretch out and deepen the recession, this would be partially offset by stimulative actions by the Federal Reserve and federal government. With this stimulation, the economy would probably start to recover in the second quarter of next year. Given that markets usually lead the recovery by six months, this suggested to us that stocks could bottom before year-end.

     With the war against terrorism going well and countries around the world pulling together in very positive ways, we are even more confident in our projections of an economic recovery by the spring of next year.

     Our initial analysis of this recession, as stated in our March 28 letter, has not changed: "While the long-term positives that drove growth in the nineties are still intact, GNP growth will continue to be sluggish until next year. This slowdown is a necessary phase that will adjust recent excesses in capital spending. It is inherently a healthy development and does not reflect serious problems."

Portfolio Strategy

     Now that the market has declined, the Funds' portfolios are being shifted to industry mixes and stocks that are less defensive and more appropriate for the coming bull market. Our investment perspective is that we are nearing the end of a bear market and that the economy will soon begin a period of healthy expansion. The companies we own are currently undervalued and should produce strong returns as the economy recovers.

     In the recent distressing environment and difficult stock market, it is important that investors stay the course. As your advisor, we continue to execute our investment process in a consistent, business-like manner. We believe that equity investing rewards the patient investor who uses disciplined, time-tested valuation techniques and has realistic long-term goals.

     All of us at the Thomas White Funds Family appreciate your confidence.

     Thomas S. White, Jr.
     President


                         THE FUNDS HAVE IDENTICAL GOALS

The investment objectives of the American Enterprise, American Opportunities and International Funds are to achieve long-term capital growth.

THE THOMAS WHITE FUNDS' INVESTMENT PHILOSOPHY

I. Superior returns can come from properly harnessing the high potential inherent within undervalued companies.

II. A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

III. Management emphasizes owning broadly diversified portfolios of undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.

IV. The Advisor adheres to a long-term investment approach, and it does not attempt to project short-term changes in the general market.

THE THOMAS WHITE FUNDS FAMILY

The American Enterprise Fund (large-cap value)
The American Opportunities Fund (mid-cap value)
The International Fund (foreign equities)

     Mutual  fund   investors  and  their   advisors  have  grown   increasingly
sophisticated in the management of retirement  accounts.  Funds are allocated by their investment  style,  cap size and between domestic and foreign stocks.  The objective of this careful  diversification is smoother  performance.  The Thomas
White Funds  described below should be used as individual  components  within an investor's total investment portfolio:

I.  The International Fund

     We believe globalization will accelerate in the next decade. This trend started with the demise of the Soviet Union as a superpower and will speed up with the growing availability of the Internet worldwide.

     The Fund is designed to represent the international equity component of an investor's portfolio of funds. It owns a broadly diversified list of undervalued common stocks located in all the major global industries. These securities are also widely diversified by geographical region and in both developed market and emerging market countries.

     In August of 1998, Forbes Magazine honored the International Fund by placing it in their International Stock Funds "Best Buy List." We were the youngest of the twelve world funds making this list.

II.  The American Enterprise Fund

     The American Enterprise Fund is designed to represent the large-cap value portion of our client's US equities.

III.  The American Opportunities Fund

     The American Opportunities Fund is designed to represent the mid-cap value portion of our client's US equities. Both of our American Funds seek to obtain superior long-term returns while attempting to limit investment risk. The portfolios are constructed to take full advantage of our research department's ability to discover attractive investment opportunities in each major business sector within the United States. History shows that careful industry and company diversification can help lower portfolio volatility and reduce risk during difficult market environments.

     The American Enterprise Fund uses a valuation-driven large-cap investment style and will select most of its stocks from those in the Russell 1000 Index.
These companies range in market's capitalizations from roughly $1 to $382 billion.

     The American Opportunities Fund will use a valuation-driven mid-cap investment style and will select most of its stocks from the 800 companies in the Russell Midcap Index. These stocks range in market capitalizations from roughly $1 to $15 billion.

     The two American Funds are designed to complement each other.  The American
Enterprise Fund will tend to have superior returns during periods where larger stocks are outperforming. The American Opportunities Fund will tend to have superior returns during periods where smaller stocks outperform.

THE FUNDS ARE INVESTOR FRIENDLY

     The Funds are 100% no-load,  a distinct  advantage  since sales charges and
12b-1 fees reduce a shareholder's return. Each Fund has average or below average total  expenses,  in  relation to their  peers,  and  attempts  to maintain  low portfolio  turnover,  which is  tax-efficient.  In addition  to managing  mutual
funds,  our  asset  management   division  runs  US  large-cap,   small-cap  and
fixed-income portfolios for clients. All of our investment asset classes use our traditional valuation-oriented investment approach.

THE WORLD HAS CHANGED.
ADDING AN INTERNATIONAL FUND TO U.S.
EQUITY HOLDINGS OFFERS THE POTENTIAL FOR
BOTH IMPROVED PERFORMANCE AND SMOOTHER RETURNS.

GLOBAL STOCK MARKET ALLOCATION

                        Dec     Dec     Dec     Dec     Oct
                        1970    1980    1990    2000    2001
Developed Markets

Canada                  4%      3%      2%      2%      2%

Europe                 22%     23%     25%     28%     27%

Pacific                 8%     16%     27%     14%     14%

United States          66%     57%     43%     52%     53%

Emerging Markets       .2%     .8%      3%      4%      4%
                      -----   -----    -----   -----  ------
                      100%    100%    100%     100%   100%

Global Market
Value ($trillions)    $2.0    $4.1    $8.2     $26.9   $25.2

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. This means investors can now choose to employ wider diversification in the design of their equity portfolios.

Thomas White suggests shareholders hold both its American Funds and its International Fund to obtain smoother returns.

History shows that broad global diversification has lowered the volatility associated with single country portfolios.

Source:  Global Capital Institute

THE FUNDS HAVE COMMON OBJECTIVES

     The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability.

     We attempt to design funds that give shareholders a comfortable ride, in the roller coaster world of equities. Shareholders that can "stay the course" and maintain a well-thought-out, long-term strategy, have traditionally done well in investing. Nervous equity investors tend to make mistakes they regret later.

     How do we invest the portfolio and structure the funds to accomplish our goals of both strong and stable performance?

     First, in terms of portfolio design, we select stocks on the basis of how they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides an ongoing flow of attractive stocks in most every industry and country. This gives us the ability to construct carefully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset each other, producing smoother overall performance, as well as the value added which comes from owning undervalued stocks.

     Second, in designing the fund's structure,  we try to attract and serve the
prudent,  long-term  investor  and  discourage  speculators.   Please  note  the
information  in  "Designing  a  Lifetime  Investment  Plan"  and  "The  Power of
Long-Term  Investment  Plans"  located  in  the  front  section  of  the  Funds'
prospectus.  Our Funds are ideal for these sort of lifetime savings plans. There is  another  advantage  of  having  shareholders  who are  long-term  investors.
Long-term  shareholders  produce  fewer  fund  redemptions,  which  means  lower portfolio  turnover in the Funds.  A stable  shareholder  base also allows us to hold less liquidity-related cash, which can improve long-term performance.

     Third,  we  encourage  shareholders  to develop  confidence  in our advice.
Working with a trusted advisor  increases the likelihood of investment  success.
We take great pride as professionals in assisting shareholders in reaching their investment goals. We know that our clients' accomplishments depend on their knowledge, planning and self-discipline. Accordingly, we attempt to focus our regular shareholder communications in these areas.

     Finally,  we send out special  letters  during  periods of market  turmoil.
These are normally delivered in a timely fashion by fax or e-mail. Shareholder response to this form of communication has been quite enthusiastic. A complete set of past shareholder letters and reports are available at our website, www.thomaswhite.com or by calling 1-800-811-0535.


     "The common goals of the Thomas White Funds are to provide our shareholders with solid performance and above average portfolio stability. . .

     Shareholders that can `stay the course' and maintain a well thought out, long-term strategy, have traditionally done well in equities."


 -------------------------------------------------------------

            THOMAS WHITE AMERICAN ENTERPRISE FUND
                       TOP TEN HOLDINGS
                     ON OCTOBER 31, 2001
                  BASED ON TOTAL NET ASSETS
 -------------------------------------------------------------

 Company                                        % of Total
 Industry                                        Net Assets
 -------------------------------------------------------------

 Citigroup Inc                                      3.8%
 Banking
 -------------------------------------------------------------
 Johnson & Johnson                                  3.1%
 Health Care
 -------------------------------------------------------------
 Verizon Communications                             2.7%
 Communications
 -------------------------------------------------------------
 First Data Corp                                    2.6%
 Technology
 -------------------------------------------------------------
 Phillip Morris                                     2.4%
 Consumer Staples
 -------------------------------------------------------------
 IBM                                                2.3%
 Technology
 -------------------------------------------------------------
 Chevron Texaco Corp.                               2.3%
 Energy
 -------------------------------------------------------------
 American International Group, Inc.                 2.2%
 Insurance
 -------------------------------------------------------------
 SBC Communications                                 2.0%
 Communications
 -------------------------------------------------------------
 PNC Financial Corp                                 1.8%
 Banking
 -------------------------------------------------------------


Thomas White American Enterprise Fund
Large-Cap Value Style                         Ticker: TWAGX

     The American  Enterprise Fund became three years old October 31. It employs our organization's traditional  valuation-oriented  investment style and focuses its  large-cap  stock  selection  among the companies in the Russell 1000 Index.
These companies range in market capitalizations from roughly $1 to $382 billion.
The Fund also  purchases  some  attractive  smaller-cap  stocks.  Given that our security analysts regularly value over 2300 domestic  companies,  this selection
flexibility   allows  the  portfolio  manager  to  buy  any  of  the  investment opportunities  they  discover.  Despite  this  flexibility,  the Fund intends to maintain  an  average  cap size that  consistently  places  it in the  large-cap category of funds as defined by Morningstar.

Performance

     The Thomas White American Enterprise Fund returned -9.5% over the last six months through October, versus the Russell 1000 Value Index (-11.7%) and the S&P
500 Index (-14.6%). The equivalent returns over the last twelve months are -12.7% versus -11.9% and -24.9%. Since its inception, the Fund has returned an annualized 0.8% return. This compares to the Russell 1000 Value Index (2.7%) and the S&P 500 Index (0.1%).

Investment Strategy

     There are several approaches portfolio managers can use in attempting to outperform their benchmarks. Some vary their cash levels; usually in an effort to correctly time market declines. Given our attitude that market timing cannot consistently add value, we maintain minimal cash levels.

     Another approach is referred to as industry rotation, or market timing of industries. To be successful here, one needs to be good at forecasting movements in the business cycle, interest rates and the movement of commodity prices accurately. While we regularly discuss our analysis of the economy and have expectations of its direction, we do not value stocks in a way that depends on our forecasts being correct. Indeed, we buy economically sensitive companies when the consensus economic forecast suggests that we should not. We do this because this is when the stocks sell at the greatest discount to their long-term value. Short-term thinking creates undervalued opportunities. We accept possible short-term underperformance in a stock in order to obtain solid outperformance in the long-term.

---------------------------------------------------------

         THOMAS WHITE AMERICAN ENTERPRISE FUND
                 INDUSTRY DISTRIBUTION
                  ON OCTOBER 31, 2001
             BASED ON LONG-TERM SECURITIES
---------------------------------------------------------

Aerospace                                    1.4%
---------------------------------------------------------
Banking                                      13.8%
---------------------------------------------------------
Building                                     0.6%
---------------------------------------------------------
Capital Goods                                0.5%
---------------------------------------------------------
Chemicals                                    1.6%
---------------------------------------------------------
Communications                               7.9%
---------------------------------------------------------
Consumer Durables                            1.0%
---------------------------------------------------------
Consumer Retail                              2.9%
---------------------------------------------------------
Consumer Staples                             8.2%
---------------------------------------------------------
Energy                                       9.0%
---------------------------------------------------------
Financial Diversified                        7.3%
---------------------------------------------------------
Forest & Paper                               0.9%
---------------------------------------------------------
Health Care                                  9.4%
---------------------------------------------------------
Industrial                                   4.6%
---------------------------------------------------------
Insurance                                    5.5%
---------------------------------------------------------
Metals & Mining                              0.9%
---------------------------------------------------------
Services                                     8.7%
---------------------------------------------------------
Technology                                   9.2%
---------------------------------------------------------
Transportation                               1.3%
---------------------------------------------------------
Utilities                                    5.3%
---------------------------------------------------------
Total                                       100.0%
---------------------------------------------------------


     If we do not market time or time movements of industries, how do we add value? The answer is that we stress accurate stock selection within every major industry. Our ten security analysts have developed valuation techniques to aid them in selecting the stock that will outperform its industry peers. Our valuation tools vary with each industry. Our organization's long experience in following this approach gives us great confidence in its success. In the end, our expertise within each industry, gives us the capability of creating a much more diversified portfolio than most other portfolio managers.

     With the S&P 500 Index down 24.9% over the last twelve months, there are many new undervalued opportunities. In our focus on new bargain-priced stocks, the portfolio is gradually shifting away from more defensive companies toward those currently depressed by the weak economy.

Our Current Portfolio

     As is our traditional policy, we are fully invested and are maintaining broad industry diversification in order to achieve our objective of portfolio stability. The Fund currently owns 117 attractively priced businesses spanning every economic sector and major industry. As of October 31, the Fund's wide diversification was confirmed by the fact that its top ten holdings represented just 25.2% of its total net assets. This compares to 34.5%, the Morningstar average for all large-cap funds.(1)

     In conclusion, the Fund represents a diversified portfolio of undervalued large-cap securities with attractive futures and solid balance sheets. We have every confidence that these equities will enjoy strong relative performance reflecting the economic recovery we anticipate occurring next year.

PERFORMANCE AT A GLANCE


Relative Performance            American        Russell 1000    S&P 500
October 31, 2001                Enterprise        Value
--------------------------------------------------------------------------------

Six Months                      -9.5%           -11.7%          -14.6%

YTD                             -12.5%          -12.8%          -18.9%

One Year Total Return           -12.7%          -11.9%          -24.9%

Annualized Three Year             0.8%           2.7%             0.1%
Total Return

Annualized Total Return           0.8%           2.7%             0.1%
Since Inception (11/1/98)

--------------------------------------------------------------------------------
The S&P 500 is a  market-weighted  index of the largest 500  companies.  Russell
1000 Index  measures  the  performance  of the 1,000  largest  companies  in the
Russell 3000 Index.  The Russell 1000 Value Index  measures the  performance  of
those  Russell  1000  companies  with  lower  price-to-book   ratios  and  lower
forecasted  growth  values.  All indices are  unmanaged  and returns  assume the reinvestment of dividends.


                          The American Enterprise Fund
                                       vs
                  the Russell 1000 Value Index and the S&P 500
                      November 1, 1998 to October 31, 2001


[graphic omitted]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 2.4% for the Fund, 8.4% for the Russell 1000 Value and 0.2% for the S&P 500. The one-year return for the Fund was -12.7%. The
Fund's average annual total return was 0.8%.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

Thomas White American Opportunities Fund
Mid-Cap Value Style                        (Ticker: TWAOX)

     The American  Opportunities Fund will be three years old this coming March.
It  employs  the  same  valuation-oriented  investment  style  as our  large-cap
American Enterprise Fund, but focuses its selection among the 800 stocks in the Russell Midcap Index. These companies range in market capitalizations from roughly $1 to $15 billion. The Fund also purchases some attractive larger-cap and smaller-cap stocks. Given that our security analysts regularly value over 2,300 domestic companies, this selection flexibility allows the portfolio manager to buy any of the investment opportunities they discover. Despite this flexibility, the Fund intends to maintain an average cap size that consistently places it in the mid-cap category of funds as defined by Morningstar.

Performance

     The Thomas White American Opportunity Fund returned -4.6% over the last six months through October, versus the Russell Midcap Value Index (-9.8%) and the Russell Midcap Index (-13.8%). The equivalent returns over the last twelve months are -2.2% versus -1.4% and -18.0%. Since its inception, the Fund has returned an annualized 4.5% return. This compares to the Russell Midcap Value
Index (5.2%) and the Russell Midcap Index (4.1%).

Our Investment Strategy

     There are several approaches portfolio managers can use in attempting to outperform their benchmarks. Some vary their cash levels; usually in an effort to correctly time market declines. Given our attitude that market timing cannot consistently add value, we maintain minimal cash levels.

     Another approach is referred to as industry rotation, or market timing of industries. To be successful here, one needs to be good at forecasting movements in the business cycle, interest rates and the movement of commodity prices accurately.

--------------------------------------------------------

                 THOMAS WHITE AMERICAN
                  OPPORTUNITIES FUND
                 TOP TEN HOLDINGS
                  ON OCTOBER 31, 2001
             BASED ON TOTAL NET ASSETS
--------------------------------------------------------
Company                                 % of Total
Industry                                Net Assets
--------------------------------------------------------

CACI International Inc.                 2.6%
Technology

Mylan Labortories Inc.                  1.8%
Health Care

Alberto Culver Co.                      1.7%
Consumer Staples

First Data Corp                         1.7%
Technology

TXU Corp                                1.6%
Utilities

Genzyme Corp                            1.5%
Health Care

Dentsply International Inc.             1.5%
Health Care

C.R. Bard, Inc.                         1.4%
Health Care

Darden Restaurants, Inc.                1.4%
Services

NCR Corp                                1.4%
Technology



     While  we   regularly   discuss  our  analysis  of  the  economy  and  have
expectations  of its direction,  we do not value stocks in a way that depends on our forecasts being correct.  Indeed,  we buy economically  sensitive  companies when the  consensus  economic  forecast  suggests that we should not. We do this because this is when the stocks sell at the greatest discount to their long-term value. Short-term thinking creates undervalued opportunities. We accept possible short-term  underperformance in a stock in order to obtain solid  outperformance in the long-term.

--------------------------------------------------------

                 THOMAS WHITE AMERICAN
                  OPPORTUNITIES FUND
                 INDUSTRY DISTRIBUTION
                  ON OCTOBER 31, 2001
             BASED ON LONG-TERM SECURITIES
--------------------------------------------------------
--------------------------------------------------------

Aerospace                                   1.7%
--------------------------------------------------------

Banking                                     7.9%
--------------------------------------------------------

Building                                    1.3%
--------------------------------------------------------

Capital Goods                               1.7%
--------------------------------------------------------

Chemicals                                   0.7%
--------------------------------------------------------

Communications                              0.8%
--------------------------------------------------------

Consumer Durables                           2.5%
--------------------------------------------------------

Consumer Retail                             7.0%
--------------------------------------------------------

Consumer Staples                            7.5%
--------------------------------------------------------

Energy                                      7.0%
--------------------------------------------------------

Financial Diversified                       6.2%
--------------------------------------------------------

Forest & Paper                              1.5%
--------------------------------------------------------

Health Care                                10.3%
--------------------------------------------------------

Industrial                                  4.6%
--------------------------------------------------------

Insurance                                   6.3%
--------------------------------------------------------

Metals                                      0.5%
--------------------------------------------------------

Services                                   12.0%
--------------------------------------------------------

Technology                                 11.1%
--------------------------------------------------------

Transportation                              2.1%
--------------------------------------------------------

Utilities                                   7.3%
--------------------------------------------------------

Total                                      100.0%
--------------------------------------------------------


     If we do not market time or time movements of industries, how do we add value? The answer is that we stress accurate stock selection within every major industry. Our ten security analysts have developed valuation techniques to aid them in selecting the stock that will outperform its industry peers. Our valuation criteria vary with each industry. Our organization's long experience in following this approach gives us great confidence in its success. In the end, our expertise within each industry, gives us the capability of creating a much more diversified portfolio than most other portfolio managers.

     With the Russell Midcap Index down 18% over the last twelve months, there are many new undervalued opportunities. In our focus on new bargain priced stocks, the portfolio is gradually shifting away from more defensive companies toward those currently depressed by the weak economy.

Our Current Portfolio

     As is our traditional policy, we are fully invested and are maintaining broad industry diversification in order to achieve our objective of portfolio stability. The Fund currently owns 178 attractively priced businesses spanning every economic sector and major industry. As of October 31, the Fund's wide diversification was confirmed by the fact that its top ten holdings represented just 16.6% of its total net assets. This compares to 34.5%, the Morningstar average for all mid-cap funds.(1)

     In conclusion, the Fund represents a diversified portfolio of undervalued mid-cap securities with attractive futures and solid balance sheets. We have every confidence that these equities will enjoy strong relative performance reflecting the economic recovery we anticipate occurring next year.



PERFORMANCE AT A GLANCE

Relative Performance            American        Russell 1000    S&P 500
October 31, 2001                Opportunities   Midcap          Midcap
                                Fund            Value           Index
--------------------------------------------------------------------------------

Six Months                      -4.6%          -9.8%           -13.8%

YTD                             -4.0%          -8.2%           -16.3%

One Year Total Return           -2.2%          -1.4%           -18.0%

Annualized Total Return          4.5%           5.2%             4.1%
Since Inception (3/4/99)

--------------------------------------------------------------------------------

Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 31% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. This represents approximately 11% of the total market capitalization of the Russell
3000 Index. All indices are unmanaged and returns assume the reinvestment of dividends.



                         The American Opportunities Fund
                                       vs
                       the Russell Midcap Value Index and
                                the Midcap Index
                        March 4, 1999 to October 31, 2001




[graphic omitted]


The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 12.5% for the Fund, 14.4% for the Russell Midcap Value and 11.3% for the Russell Midcap. The one-year return for the Fund was -2.2%.
The Fund's average annual total return was 4.5%.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.


Thomas White International Fund
Large Cap Value Style      (Ticker: TWWDX)

Performance

     Year  to  date,  the  Thomas  White  International  Fund  returned  -21.2%,
out-performing   our  MSCI   All-Country   less  US  benchmark   (-24.0%).   The
international equity markets underperformed the MSCI USA Index (-19.7%) over the same period. Of the 4.3% difference  between the US and  international  returns,
3.8% was due to depreciating foreign currencies.

     The International Fund has enjoyed solid long-term performance since its inception on June 28, 1994. Our 6.1% annualized return compares favorably to the MSCI All-Country less US Index (1.9%).

     We are proud that the Fund has  maintained a ****  Morningstar  performance rank 2 throughout  the entire period of its rating  eligibility.  This indicates that the Fund has stayed in the top third of international funds in terms of its
trailing   five-year   risk-adjusted   performance.   Morningstar   also   rates
international  funds by their investment risk. The Fund's  Morningstar  Risk3 of
0.64 places the Fund in the top 12% of all  international  funds. This indicates the Fund  has had  lower  volatility  and  superior  downside  performance  than comparable funds over the last five years.

Near-Term Strategy

     The  international  telecommunication,   media  and  technology  industries
(called the TMT sector  outside the US) have been  falling  since the top of the international  market in March of last  year.  This has been and still is due to their excessive valuations and poor earnings momentum. Our earlier rotation away from these  securities  into  undervalued,  more  defensive  companies,  largely explains the  portfolio's  outperformance  since the market's  peak.  We are now
beginning  to  increase  our  exposure  to  depressed   cyclical   companies  in
expectation  of a  business  recovery  in Europe  and Asia by the middle of next year.

-------------------------------------------------------------

              THOMAS WHITE INTERNATIONAL FUND
                      TOP TEN HOLDINGS
                     ON OCTOBER 31, 2001
                 BASED ON TOTAL NET ASSETS
-------------------------------------------------------------
Company                                        % of Total
Industry, Country                               Net Assets
-------------------------------------------------------------
-------------------------------------------------------------

BP Amoco                                           2.1%
Energy, United Kingdom
-------------------------------------------------------------

Royal Dutch Petroleum                              1.9%
Energy, Netherlands
-------------------------------------------------------------

Total Fina                                         1.9%
Energy, France
-------------------------------------------------------------

Henkel Kgaa Vz                                     1.7%
Chemicals, Germany
-------------------------------------------------------------

Imperial Tobacco                                   1.7%
Consumer Staples, United Kingdom
-------------------------------------------------------------

British Aerospace                                  1.6%
Aerospace, United Kingdom
-------------------------------------------------------------

ING Group                                          1.6%
Insurance, Netherlands
-------------------------------------------------------------

Saint-Gobain                                       1.6%
Industrial, France
-------------------------------------------------------------

Brit American Tobacco                              1.5%
Consumer Staples, United Kingdom
-------------------------------------------------------------

Reckitt Benckiser                                  1.5%
Consumer Staples, United Kingdom
-------------------------------------------------------------


--------------------------------------------------------------------------------

                     THE THOMAS WHITE INTERNATIONAL FUND IS
                      DESIGNED TO BENEFIT FROM THE POSITIVE
                         CHANGES OCCURRING IN THE WORLD.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      These forty-seven countries are home to over 1,600 companies that meet the Fund's quality standards. Each shareholder, is a partial owner of 146 of the most undervalued of these firms.

DEVELOPED MARKETS                      PACIFIC                               LATIN AMERICA
-----------------
EUROPE                                     Australia                             Argentina
    Austria                                Hong Kong                             Brazil
    Belgium                                Japan                                 Chile
    Denmark                                New Zealand                           Colombia
    Finland                                Singapore                             Mexico
    France                                                                       Peru
    Germany                            EMERGING MARKETS                          Venezuela
                                       ----------------
    Greece                             GREATER EUROPE
    Ireland                                Czech Republic                    INDIAN SUBCONTINENT
    Italy                                  Hungary                               India
    Netherlands                            Poland                                Pakistan
    Norway                                 Russia
    Portugal                               Turkey                            FAR EAST
    Spain                                                                        China
    Sweden                             MIDDLE EAST                               Indonesia
    Switzerland                            Israel                                Korea
    United Kingdom                                                               Malaysia
                                       AFRICA                                    Philippines
NORTH AMERICA                              Egypt                                 Taiwan
    Canada                                 Morocco                               Thailand
                                           South Africa

     International Fund shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

     The Fund takes full  advantage  of the  extensive  resources  of the Global
Capital  Institute.  This  investment  research  organization is owned by Thomas
White International,  the Fund's manager. The Institute's  professionals perform
on-going   valuation-based   security   analysis  of  companies  in  forty-seven
countries.  Its monthly equity  valuation  publications are produced for clients who are asset management organizations located around the world.

     The  portfolio's  regional and country mix continues to overweight  Europe,
Canada, Latin America and Australia, equally weight the Far East and underweight
Japan.   This   configuration   reflects  Japan's  inability  to  modernize  its
regulations  and  restructure  the  majority  of its  financial  and  industrial corporations. We also feel the Yen is overvalued.

Longer-Term Strategy

     For the  several  years our  portfolio  strategy  has  focused  on  larger, well-managed  firms with  global  presence.  Many of these  companies  are at an earlier stage of management restructuring than their peers in the United States.
International  restructuring  is  proceeding  at a pace only  restrained  by the dictates of political realities.  Every year there is an increasing shift of the
working  population  from   government-owned   monopolies  to  shareholder-owned
enterprises.  The result is the same persistent  increase in  productivity  that drove US markets ever higher in the 1990's.

     Our goal is to hold companies that will benefit from the strong earnings growth being generated from improving management and more productive employees.
The higher return potential of international equities comes from their relative undervaluation and their opportunity to raise margins and capital returns up to the standards of US corporations.

We believe international stocks will outperform US equities over the coming ten years.

     Our  organization  feels  that  international  stocks  will  have  superior performance  to US  equities  over  the  next  ten  years  due to  the  relative undervaluation  of  foreign  stocks  and  the  overvaluation  of the US  dollar.
Specifically,   we  believe  investors  should  expect  large-cap  international equities  to return  11%  between  2002 and 2011,  versus 8% for  comparable  US stocks.

     We  base  this  belief  on  the  historical  relationship  between  company valuations and future stock returns.  International stock indices currently have distinctly lower p/e and  price-to-book  ratios and higher dividend yields.  Our projection  is also based on the economic  concept of  purchasing  power parity.
This  suggests  the  dollar's  current  price   relationship  with  other  major
currencies is quite high and unsustainable  over the long term.

History suggests international returns will be similar to US returns in the long run.

     The graph on page 16 presents the performance of the world's major regions since 1970. International equities outperformed US stocks for a twenty-year period from 1970 to 1990, but they have underperformed for the last eleven years, largely because of low equity returns in Japan.

     The relative equity performance  between countries and regions is explained by: 1) the valuation levels at the beginning of the performance  period,  2) the earnings growth over the period and 3) the currency  return over the period.  It is  important to note that all of these  factors tend to ebb and flow,  but over time they end up producing  very  similar  returns.  Observe that the  1970-2001 returns  are  all  quite  similar  for  the  major  regions.  Over  this  period international returns were 10.8% versus the 11.4% US returns.

Japanese investors suffered terribly by failing to diversify their portfolios internationally.

     The Japanese investment public has learned the hard way that it is important to diversify internationally.

     War-ravaged, Japanese industry was at first, understandably inferior, but it quickly improved and in time set new standards for excellence. Despite this, the image of low quality persisted well into the sixties. Accordingly, Japanese equities were incorrectly undervalued relative to the rest of the world.

     Japanese investors finally recognized how attractive their own stocks were and drove the market higher for the next twenty years (1970-1990). The country's export-driven companies continued to perfect their business models and by the late eighties their success became known as an "economic miracle." The earlier error in perception by investors that resulted in extreme undervaluation was in time repeated.

     This time the misperception was of invincibility. This, of course, led to dramatic overvaluation. The bubble burst in mid-1989 and Japan has traded well below its 1989 highs for the last eight years. What is the moral of this story?

     Diversify internationally to smooth out your annual returns. Put yourself in the place of a Japanese investor at the market peak in 1989 who did not choose to diversify outside his own country. This was because his local equities had performed so well over the previous ten years. Does this sound familiar to conditions in America today?


                         THE THIRTY YEAR PERFORMANCE OF
                       THE INTERNATIONAL EQUITY MARKET AND
                          ITS MAJOR REGIONAL COMPONENTS

--------------------------------------------------------------------------------------------------------------------

                                         THESE INDEX RETURNS ARE IN US DOLLARS. FIVE-YEAR REGIONAL
MSCI INDICES                        PERFORMANCE SUCCESS IS NUMBERED FROM #1 (BEST) TO #5 (WORST).
Gross
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

PERIOD: Jan. 1, 1970                                                           PACIFIC       EMERGING
 to Oct. 31, 2001          INT'L        CANADA       EUROPE       JAPAN       EX JAPAN       MARKETS        US
                        --------------------------------------------------------------------------------------------
FIVE-YEAR
PERIOD RETURNS
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

1970-1974                    3.3%       4.6% (#2)   -0.9% (#3)   16.0% (#1)   -6.2% (#4)      N/A          -3.4%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

1975-1979                   19.0%      17.9% (#4)   18.9% (#2)   18.8% (#3)   27.5% (#1)      N/A          13.3%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

1980-1984                    9.5%       6.7% (#2)    6.1% (#3)   17.0% (#1)    4.1% (#4)      N/A          14.5%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

1985-1989                   35.0%      16.9% (#5)   32.3% (#3)   41.4% (#2)   22.4% (#4)    52.2% (#1)     19.8%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

1990-1994                    2.4%       0.1% (#4)    7.0% (#3)   -3.4% (#5)   15.3% (#2)    20.9% (#1)     9.2%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

1995-1999                   12.4%      20.5% (#2)   22.5% (#1)    2.1% (#4)    5.0% (#3)     2.0% (#5)     29.7%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

2000-2001 (to Oct. 31)     -28.0%     -18.6% (#1)  -24.1% (#2)  -37.0% (#5)  -25.3% (#3)   -34.5% (#4)    -22.7%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

1970-2001                   10.8%       9.2%        11.6%        11.4%         8.8%           N/A          11.4%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

1988-2001                    4.6%       7.9%        10.6%        -2.6%         7.4%         10.0%          14.0%
--------------------------------------------------------------------------------------------------------------------

     The table above presents the performance of the international stock markets from January 1, 1970 to October 31, 2001. Returns are shown in a series of five-year periods. The international returns are followed by those of the world's regions, then for comparison, the US returns.

     Regional performances (not including the US) are highlighted using ranks from #1 (best) to #5 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

      Note that the international market and its territories all have quite similar long-term records. But observe that the international index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

      The Fund's design reflects your manager's belief that shareholders benefit from smoother international performance. A more stable portfolio encourages investors to stay the course in a falling market environment. This promotes success in reaching long-term investment goals.

     The MSCI developed country gross dividends return series is used for US, Europe, Canada, Japan and the Pacific less Japan. The Free MSCI emerging markets free gross dividends return series starts on January 1, 1988. International returns reflect the MSCI World less US Free Index until the MSCI All-Country less US Free Index starts on January 1, 1988. World less US Free and All-Country
World less US returns are linked across the 1970-2001 period.


------------------------------------------------------------

              THOMAS WHITE INTERNATIONAL FUND
                     REGIONAL EXPOSURE
                    ON OCTOBER 31, 2001
               BASED ON LONG-TERM SECURITIES
------------------------------------------------------------
------------------------------------------------------------

CONTINENTAL EUROPE                               41.4%
------------------------------------------------------------

UNITED KINGDOM                                   21.4%
------------------------------------------------------------

AFRICA & MIDDLE EAST                              0.0%
------------------------------------------------------------

CANADA                                            3.6%
------------------------------------------------------------

LATIN AMERICA                                     4.2%
------------------------------------------------------------

JAPAN                                            15.9%
------------------------------------------------------------

FAR EAST                                          5.1%
------------------------------------------------------------

AUSTRALIA & NEW ZEALAND                           4.5%

------------------------------------------------------------
Total                                            100.0%
------------------------------------------------------------

PERFORMANCE AT A GLANCE

                             The International Fund
                                       vs
                                  MSCI Indices
                       June 28, 1994 to October 31, 2001

[graphic omitted]

The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 54.4% for the Fund, 14.8% for the MSCI All Country
World ex US and 65.6% for the MSCI All Country Index. The one-year return for the Fund was -20.6%. The Fund's average annual total return since inception was 6.1%. The MSCI Indices are gross dividends.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.



                    The International Fund vs its Benchmarks
---------------------------------------------------------------------------------------------------------------


                                             Thomas White                 MSCI                     MSCI
Relative Performance                        International          All Country World           All Country
October 31, 2001                                 Fund                    ex US                    World
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

Six Months                                      -14.8%                   -18.1%                   -16.5%
---------------------------------------------------------------------------------------------------------------

YTD                                             -21.2%                   -24.0%                   -21.5%
---------------------------------------------------------------------------------------------------------------

One Year                                        -20.6%                   -24.9%                   -25.2%
---------------------------------------------------------------------------------------------------------------

Three Years                                     -2.4%                    -2.5%                    -1.6%
---------------------------------------------------------------------------------------------------------------

Five Years                                       3.2%                     0.3%                     4.6%
---------------------------------------------------------------------------------------------------------------

Average Annual Return                            6.1%                     1.9%                     7.1%
Since Inception (June 28, 1994)
---------------------------------------------------------------------------------------------------------------

Cumulative Total Return                         54.4%                    14.8%                    65.6%
Since Inception (June 28, 1994)
---------------------------------------------------------------------------------------------------------------

MSCI All Country World is a compilation of the market indices for 47 developed and emerging market countries. The MSCI All Country World ex US represents the same countries as the All Country Index except it does not include the US. All indices are unmanaged and returns assume the reinvestment of dividends. The
International Fund also assumes the reinvestment of dividends and capital gains distributions.

---------------------------------------------------------------------------------------------------------------

                      DISTRIBUTIONS-DURING FISCAL YEAR 2001
                      --------------------------------------

  The Funds typically pay dividends annually in October.

                                 DISTRIBUTIONS


                                            American       American
                          International    Enterprise    Opportunities
                               Fund           Fund           Fund

  Ordinary Income            $ 0.0643       $ 0.0551       $ 0.0395

  Short-Term Capital Gain     $----          $-----          $----

  Long-Term Capital Gain      $----          $-----          $----

  Total Per Share            $ 0.0643       $ 0.0551       $ 0.0395
                               ======         ======         ======
  ----------------------------------------------------------------------


1 Data is the most recently available from Morningstar Principia (11/30/01). The average was of the 2,253 funds that Morningstar categorized as mid-cap.

2 Past performance is not a prediction or guarantee of future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Data is the most recently available from Morningstar Principia (11/30/01).
Morningstar proprietary rankings reflect historical  risk-adjusted  performance.
The rankings are subject to change every month. Morningstar rankings are calculated from the funds' three-, five-, and ten-year average annual returns
(if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day
T-bill returns. The Fund received 4 stars for the three-year period. 10% of the funds in a category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star. The fund was rated among 1,304 and 862 international equity funds for the 3 and 5 year periods, respectively.

3 Morningstar Risk: Listed for three, five, and ten years, a statistic that evaluates the fund's downside volatility relative to that of others in its broad asset class. To calculate the Morningstar Risk score, they plot the fund's monthly returns in relation to T-bill returns. They add up the amounts by which the fund fell short of the Treasury Bill's return and divide the result by the total number of months in the rating period. This number is then compared with those of other funds in the same broad asset class. The resulting risk score expresses how risky the fund is, relative to the average fund in its asset class. The average risk score for the fund's asset class is set equal to 1.00;
thus a Morningstar risk score of 1.35 for a taxable-bond fund reveals that the fund has been 35% riskier than the average taxable-bond fund for the period considered. The four broad asset classes are domestic stock, international stock, taxable bond, and municipal bond. Data is the most recently available from Morningstar Principia (11/30/01). The International Fund's Morningstar Risk ranked 120 out of 862 international equity funds with a minimum of a five-year record. This past rank is not predictive of future results, which may vary due to, among other things, the Fund's recent change of focus to emphasize primarily non-U.S. issuers.


THOMAS WHITE AMERICAN ENTERPRISE FUND
Investment Portfolio                               October 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Industry
Issue                                                                                               Shares        Value
------------------------------------------------------------------------------------------------------------------------

Common Stocks (98.0%)
-------------------------------------------------

Aerospace (1.3%)
Boeing Company                                                                                       3,043       99,202
Northrop Grumman Corp. #                                                                               950       94,953
                                                                                                           -------------
                                                                                                                194,155

Banking (13.6%)
Astoria Financial Corp.                                                                              2,200      114,598
BB&T Corp.                                                                                           4,500      144,495
Citigroup Inc.                                                                                      12,095      550,564
Community First Bank                                                                                 2,706       64,998
Colonial Bancgroup                                                                                   4,631       58,351
East West Bancorp                                                                                    3,500       79,065
Golden West Financial Corp.                                                                            962       46,753
JP Morgan Chase & Co.                                                                                4,300      152,048
Mellon Financial Corp.                                                                               7,280      246,865
M&T Bank Corp.                                                                                       1,220       79,910
PNC Financial Corp.                                                                                  4,800      263,520
United Bankshares, Inc.                                                                              3,039       82,661
Washington Mutual, Inc.                                                                              3,472      104,820
                                                                                                           -------------
                                                                                                              1,988,648
Building (0.6%)
Centex Corp.                                                                                         2,200       84,172

Capital Goods (0.5%)
Parker Hannifin Corp.                                                                                2,100       75,390

Chemicals (1.5%)
Cytec Industries Inc. *                                                                              1,800       43,074
Dow Chemical Co                                                                                      2,404       79,933
E. I. du Pont de Nemours and Company  #                                                              1,700       67,983
Monsanto Company                                                                                     1,000       31,300
                                                                                                           -------------
                                                                                                                222,290

Communications (7.7%)
ALLTEL Corp.                                                                                         1,200       68,568
AT&T Corp. #                                                                                         8,862      135,146
Bellsouth Corp.                                                                                      4,600      170,200
SBC Communications Inc.                                                                              7,650      291,542
Telephone  & Data Systems Inc.                                                                         853       74,979
Verizon Communications Inc.                                                                          7,768      386,924
                                                                                                           -------------
                                                                                                              1,127,359

Consumer Durables (1.0%)
General Motors Corp.                                                                                 1,000       41,320
Johnson Controls Inc.                                                                                  400       28,928
Mohawk Industries, Inc. *                                                                              850       36,720
Whirlpool Corp.                                                                                        600       35,412
                                                                                                           -------------
                                                                                                                142,380

Consumer Retail (2.8%)
BJ's Wholesale Club Inc. *                                                                           5,000      253,850
Lowe's Companies Inc.                                                                                2,000       68,200
Target Corp.                                                                                         2,984       92,952
                                                                                                           -------------
                                                                                                                415,002


Consumer Staples (8.0%)
Alberto Culver Co. Class A                                                                           2,200       79,860
ConAgra Foods Inc.                                                                                   5,100      116,790
Constellation Brands, Inc. *                                                                         1,000       41,040
CVS Corp. #                                                                                          2,468       58,985
Kimberly-Clark Corp.                                                                                 3,400      188,734
Kroger Co. *                                                                                         5,480      134,041
Philip Morris Companies Inc.                                                                         7,577      354,604
Smithfield Foods, Inc.                                                                               5,600      117,880
UST Inc. #                                                                                           2,157       72,497
                                                                                                           -------------
                                                                                                              1,164,431
                                                                                                           -------------

Energy (8.9%)
Amerada Hess Corp.                                                                                   1,550       91,853
Anadarko Petroleum Corp.                                                                               800       45,640
ChevronTexaco Corp. #                                                                                3,746      331,708
Conoco Inc.                                                                                          4,200      107,940
Exxon Mobil Corp.                                                                                    4,400      173,580
Kerr-McGee Corp.                                                                                     1,200       69,120
Phillips Petroleum Co.                                                                               2,600      141,466
Transocean Sedco Forex Inc. #                                                                        2,100       63,315
USX-Marathon Group                                                                                   3,600       99,324
Valero Energy Corp. #                                                                                1,400       52,640
Williams Company Inc.                                                                                4,100      118,367
                                                                                                           -------------
                                                                                                              1,294,953

Financial Diversified (7.1%)
Fannie Mae                                                                                           1,900      153,824
Federated Investors, Inc.                                                                            2,700       70,470
Freddie Mac                                                                                          3,200      217,024
Goldman Sachs Group, Inc. #                                                                            848       66,280
Household International, Inc.                                                                        2,773      145,028
iStar Financial Inc.                                                                                 4,100       95,530
Kimco Realty Corp.                                                                                   1,700       83,113
Lehman Brothers Holdings Inc. #                                                                      1,200       74,952
Morgan Stanley Dean Witter & Co.                                                                     2,700      132,084
                                                                                                           -------------
                                                                                                              1,038,305

Forest & Paper (0.9%)
Georgia-Pacific Group #                                                                              2,596       72,065
Temple-Inland Inc.                                                                                   1,053       52,639
                                                                                                           -------------
                                                                                                                124,704


Health Care (9.2%)
Baxter International Inc.                                                                            2,800      135,436
Becton, Dickinson and Company                                                                        1,200       42,960
Bristol-Myers Squibb Company                                                                         2,782      148,697
DENTSPLY International Inc.                                                                          1,600       71,984
Johnson & Johnson #                                                                                  7,864      455,404
Merck & Co., Inc.                                                                                    2,300      146,763
Mylan Laboratories Inc.                                                                              2,800      103,236
Tenet Healthcare Corp. * #                                                                           2,624      150,932
UnitedHealth Group Inc.                                                                              1,298       85,344
                                                                                                           -------------
                                                                                                              1,340,756

Industrial (4.5%)
Air Products & Chemicals Inc.                                                                        1,707       68,348
American Standard Companies Inc.*                                                                    1,099       63,632
Emerson                                                                                              2,700      132,354
ITT Industries, Inc.                                                                                 1,422       68,356
Textron Inc                                                                                          1,732       54,818
Tyco International Ltd. #                                                                            3,100      152,334
United Technologies Corp.                                                                            2,077      111,930
                                                                                                           -------------
                                                                                                                651,772

Insurance (5.4%)
Ambac Financial Group Inc.                                                                           1,100       52,800
American International Group, Inc                                                                    4,106      322,732
Berkshire Hathaway `b'                                                                                 103      242,462
Marsh & McLennan Companies, Inc.                                                                       800       77,400
Old Republic International Corp.                                                                     3,400       86,258
                                                                                                           -------------
                                                                                                                781,652

Metals (0.9%)
Alcoa Inc. #                                                                                         3,900      125,853

Services (8.5%)
Banta Corp.                                                                                          5,000      145,250
Comcast Corp. * #                                                                                    2,000       71,680
Darden Restaurants, Inc.                                                                             5,121      163,974
Equifax Inc.                                                                                         5,100      114,189
Gannett Co, Inc.                                                                                     2,300      145,360
GTECH Holdings Corp. *                                                                               1,900       75,810
H&R Block, inc                                                                                       6,000      204,480
Liberty Media Corp. Series A *                                                                      14,563      170,240
Republic Services, Inc. *                                                                            9,300      152,334
                                                                                                           -------------
                                                                                                              1,243,317

Technology (9.1%)
Applied Materials, Inc. *                                                                            1,789       61,023
Electronic Data Systems Corp. #                                                                      3,300      212,421
First Data Corp. #                                                                                   5,600      378,391
International Business Machines Corp. #                                                              3,100      335,017
Intel Corp.                                                                                          4,700      114,774
NCR Corp. *                                                                                          4,900      173,705
Texas Instruments Inc.                                                                               1,800       50,382
                                                                                                           -------------
                                                                                                               1,325,713

Transportation (1.2%)
Fedex Corp. *                                                                                        1,000       41,080
Norfolk Southern Corp.                                                                               5,277       88,390
Southwest Airlines Co.                                                                               3,200       50,880
                                                                                                           -------------
                                                                                                                180,350


Utilities (5.2%)
American Electric Power Company, Inc. #                                                              3,100      129,890
Duke Energy Corp. #                                                                                  3,864      148,416
FirstEnergy Corp. #                                                                                  5,900      203,314
Nicor Inc.                                                                                           3,200      124,448
TXU Corp. #                                                                                          3,300      151,272
                                                                                                           -------------
                                                                                                                757,340


                                                                                                           -------------
                                                 Total Common Stocks                (Cost $14,917,348)       14,278,542

------------------------------------------------------------------------------------------------------------------------

Short-Term Obligations (2.0%)
                                                                                                 Principal
                                                                                                    Amount
American Family Financial Services Demand Note  2.04%, due 4/18/02                                 $12,917       12,917
Wisconsin Corporate Central Credit Union Variable Demand Note
2.09%, due 4/22/02                                                                                 169,003      169,003
Wisconsin Electric Power Company Demand Note  2.04%, due 6/21/02                                   116,170      116,170
                                                                                                           -------------
                                                 Total Short-Term Obligations       (Cost $298,090)             298,090

------------------------------------------------------------------------------------------------------------------------
Total Investments:                               100.0%                             (Cost $15,215,438)       14,576,632
Other Assets, Less Liabilities:                   (0.0)%                                                        (5,064)
                                                 ---------
                                                                                                           -------------
Total Net Assets:                                100.0%                                                     $14,571,568
                                                 ======
                                                                                                           =============


*  Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2001 - See Note 1 (g) to financial statements.
ADR - American Depository Receipt.

--------
  See Notes to Financial Statements


THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Investment Portfolio                               October 31, 2001
--------------------------------------------------------------------------------------------------------------------------------
Industry
Issue                                                                                               Shares         Value
-------------------------------------------------------------------------------------------------------------------------

Common Stocks (97.5%)
---------------------------------------------------

Aerospace (1.6%)
Goodrich Corp.                                                                                       1,200        25,620
Newport News Shipbuilding Inc.                                                                         900        62,280
Northrop Grumman Corp. #                                                                               900        89,955
                                                                                                           --------------
                                                                                                                 177,855


Banking (7.8%)
Astoria Financial Corp.                                                                              1,400        72,925
BancWest Corp.                                                                                       2,237        78,183
Commerce Bancshares, Inc.                                                                            1,600        58,032
Community First Bank                                                                                 1,716        41,218
Comerica Inc.                                                                                          900        41,481
Colonial Bancgroup                                                                                   3,869        48,749
Golden West Financial Corp.                                                                          2,600       126,360
M&T Bank Corp. #                                                                                     1,800       117,900
North Fork Bancorp., Inc.                                                                            1,400        39,060
PNC Financial Corp. #                                                                                  900        49,410
TCF Financial Corp.                                                                                  1,200        50,400
United Bankshares, Inc.                                                                              2,453        66,721
Washington Mutual, Inc.                                                                              1,500        45,285
                                                                                                           --------------
                                                                                                                 835,724

Building (1.3%)
KB Home                                                                                              1,173        34,662
Ryland Group, Inc.                                                                                     800        42,800
Texas Industries, Inc.                                                                               1,129        33,983
Vulcan Materials Company                                                                               600        24,942
                                                                                                           --------------
                                                                                                                 136,387

Capital Goods (1.6%)
Graco Inc.                                                                                           2,250        73,575
Lincoln Electric Holdings Inc.                                                                       1,500        31,740
Manitowoc Company, Inc.                                                                              1,200        33,000
PACCAR Inc.                                                                                            696        36,763
                                                                                                           --------------
                                                                                                                 175,078

Chemicals (0.7%)
Dow Chemical Company                                                                                   889        29,559
Engelhard Corp.                                                                                      1,839        48,145
                                                                                                           --------------
                                                                                                                  77,704

Communications (0.8%)
ALLTEL Corp. #                                                                                         700        39,998
Telephone  & Data Systems Inc.                                                                         500        43,950
                                                                                                           --------------
                                                                                                                  83,948

Consumer Durables (2.4%)
ArvinMeritor Inc.                                                                                    1,870        28,162
Carlisle Companies Inc.                                                                                702        20,976
Dana Corp.                                                                                           1,980        21,285
Goodyear Tire & Rubber Company                                                                       2,656        49,481
Lear Corp. *                                                                                           952        29,226
Herman Miller, Inc.                                                                                  1,000        21,150
Steelcase Inc.                                                                                       2,635        34,387
Whirlpool Corp.                                                                                        928        54,771
                                                                                                           --------------
                                                                                                                 259,438

Consumer Retail (6.8%)
Am Eagle Outfitters, Inc. *                                                                          1,400        38,360
BJ's Wholesale Club Inc. *                                                                           2,800       142,156
Fossil, Inc. *                                                                                       2,590        46,983
Fred's Inc.                                                                                          1,400        45,850
CarMax Group *                                                                                       4,500        82,350
Lowe's Companies Inc.                                                                                2,200        75,020
Office Depot, Inc. *                                                                                 7,700       104,720
Payless ShoeSource, Inc. *                                                                             900        47,565
Ross Stores, Inc.                                                                                    2,600        81,380
TJX Companies, Inc. #                                                                                2,100        70,980
                                                                                                           --------------
                                                                                                                 735,364

Consumer Staples (7.3%)
Alberto Culver Co. Class A                                                                           5,100       185,130
ConAgra Foods Inc. #                                                                                 3,094        70,852
Casey's General Stores, Inc.                                                                         2,700        33,615
Corn Products International Inc.                                                                     1,200        36,000
CVS Corp. #                                                                                            900        21,510
Kroger Co. * #                                                                                       2,000        48,920
Lancaster Colony Corp.                                                                               1,500        46,740
Pepsi Bottling Group, Inc. #                                                                         1,600        74,320
R J Reynolds Tobacco                                                                                 1,100        61,644
Adolph Coors Company                                                                                 1,400        69,650
Scotts Company *                                                                                       700        28,217
Constellation Brands, Inc. *                                                                           982        40,301
UST Inc.                                                                                             2,200        73,942
                                                                                                           --------------
                                                                                                                 790,841

Energy (6.8%)
Amerada Hess Corp.                                                                                   1,019        60,386
Anadarko Petroleum Corp. #                                                                           1,322        75,420
ChevronTexaco Corp. * #                                                                              1,386       122,730
Conoco Inc.                                                                                          5,400       138,780
Devon Energy Corp #                                                                                  1,200        45,960
Global Marine *                                                                                      1,752        28,207
Kerr-McGee Corp.                                                                                     1,600        92,160
Pancanadian Energy *                                                                                 1,504        41,661
Transocean Sedco Forex Inc. #                                                                        1,818        54,813
USX-Marathon Group                                                                                   2,629        72,534
                                                                                                           --------------
                                                                                                                 732,651

Financial Diversified (6.1%)
A.G. Edwards, Inc.                                                                                   1,757        69,472
Countrywide Credit Industries, Inc. #                                                                1,100        43,923
Health Care Property Investors, Inc.                                                                 2,100        78,162
iStar Financial Inc.                                                                                 2,600        60,580
Kimco Realty Corp.                                                                                   1,500        73,335
Lehman Brothers Holdings Inc.                                                                        2,047       127,856
Loews Corporation                                                                                    1,200        60,720
ProLogis Trust                                                                                       5,000        99,650
Student Loan Corp.                                                                                     600        43,110
                                                                                                            --------------
                                                                                                                 656,808
Forest & Paper (1.4%)
Rayonier Inc.                                                                                        1,289        55,143
Temple-Inland Inc.                                                                                     988        49,390
Wausau-Mosinee Paper Corp.                                                                           2,337        24,188
Weyerhaeuser Company                                                                                   527        26,303
                                                                                                           --------------
                                                                                                                 155,024

Health Care (10.0%)
C.R.Bard, Inc. #                                                                                     2,800       153,720
CIGNA Corp.                                                                                            500        36,450
DENTSPLY International Inc.                                                                          3,500       157,465
Elan Corp. ADR *                                                                                     1,583        72,264
First Health Group *                                                                                 1,400        37,800
Genzyme Corp. * #                                                                                    3,000       161,850
Guidant Corporation * #                                                                              1,046        43,419
Mylan Laboratories Inc.                                                                              5,200       191,724
Oxford Health *                                                                                      1,400        32,984
Tenet Healthcare Corp. * #                                                                           2,000       115,040
UnitedHealth Group Inc.                                                                              1,209        79,492
                                                                                                           --------------
                                                                                                               1,082,208
Industrial (4.5%)
Air Products & Chemicals Inc. #                                                                      1,436        57,497
American Standard Companies Inc.*                                                                      898        51,994
AptarGroup, Inc.                                                                                     1,400        41,930
Ball Corp.                                                                                             800        49,232
C&D Technologies, Inc.                                                                               1,500        31,080
CLARCOR, Inc.                                                                                        2,200        54,120
ITT Industries, Inc.                                                                                   770        37,014
PPG Industries, Inc. #                                                                                 800        39,064
Sonoco Products Company                                                                              2,991        70,199
Textron Inc.                                                                                         1,747        55,293
                                                                                                           --------------
                                                                                                                 487,423

Insurance (6.2%)
Alfa Corp.                                                                                           1,512        32,206
Ambac Financial Group Inc.                                                                           1,750        84,000
Erie Indemnity Company                                                                               1,171        45,435
Hartford Financial Services Group, Inc.                                                              1,299        70,146
Lincoln National Corp.                                                                               1,400        59,290
MGIC Investment Corp.                                                                                1,317        68,142
Old Republic International Corp.                                                                     5,300       134,461
PMI Group, Inc.                                                                                        965        53,509
Radian Group Inc.                                                                                    1,486        50,331
White Mountains Insurance Group, Ltd.                                                                  200        69,400
                                                                                                           --------------
                                                                                                                 666,920

Metals (0.5%)
Alcoa Inc.                                                                                           1,600        51,632
Fording Inc. #                                                                                         365         5,585
                                                                                                           --------------
                                                                                                                  57,217
                                                                                                           --------------

Services (11.7%)
Banta Corp.                                                                                          3,500       101,675
Belo Corp.                                                                                           2,300        39,353
Brinker International, Inc. * #                                                                      2,700        68,580
Certegy Inc. *                                                                                       1,400        39,900
Cox Communications, Inc. * #                                                                           718        27,499
Cox Radio, Inc *                                                                                     2,400        52,080
Darden Restaurants, Inc.                                                                             4,800       153,696
Equifax Inc.                                                                                         2,800        62,692
Fairmont Hotels & Resorts Inc. *                                                                       550         9,818
Genuine Parts Company                                                                                1,600        52,000
H&R Block, Inc.                                                                                      2,800        95,424
Hollinger International Inc.                                                                         2,200        22,726
International Game Technology *                                                                      1,400        71,470
ITT Education Services, Inc. *                                                                       3,900       148,395
Knight Ridder Inc.                                                                                   1,300        73,125
Liberty Media Corp. Series A *                                                                       3,200        37,408
McGraw-Hill Companies, Inc.                                                                            965        50,740
Republic Services, Inc. *                                                                            2,800        45,864
Sigma-Aldrich Corp.                                                                                  1,300        48,776
USA Networks, Inc. *                                                                                 1,500        27,660
Valassis Communications, Inc. *                                                                      1,050        32,760
                                                                                                           --------------
                                                                                                               1,261,641


Technology (10.8%)
Applied Materials, Inc. *                                                                            1,400        47,754
BARRA, Inc. *                                                                                        1,200        55,500
Bel Fuse Inc 'b'                                                                                     2,000        40,700
CACI International Inc. * #                                                                          4,462       277,581
Cypress Semiconductor Corp. * #                                                                      2,984        58,934
Dupont Photomasks, Inc. *                                                                              986        35,535
First Data Corp. #                                                                                   2,733       184,669
Harris Corp.                                                                                         3,764       129,030
NCR Corp. *                                                                                          4,285       151,903
Scientific-Atlanta, Inc.                                                                             3,000        62,610
Symantec Corp. *                                                                                     2,197       120,813
                                                                                                           --------------
                                                                                                               1,165,029

Transportation (2.1%)
Canadian Pacific Railway Ltd.                                                                        1,100        18,546
CP Ships Ltd. *                                                                                        550         5,286
Fedex Corp. *                                                                                        1,300        53,404
Norfolk Southern Corp.                                                                               6,022       100,869
Union Pacific Corp.                                                                                    800        41,608
                                                                                                           --------------
                                                                                                                 219,713

Utilities (7.1%)
American Electric Power Company, Inc. #                                                              1,924        80,616
Entergy Corp.                                                                                        1,832        71,173
FirstEnergy Corp. #                                                                                  3,900       134,394
Nicor Inc.                                                                                           1,500        58,335
Northwestern Corp.                                                                                   2,069        39,828
OGE Energy Corp. #                                                                                   1,300        28,158
ONEOK Inc.                                                                                           2,900        49,938
Pinnacle West Capital Corp.                                                                          2,100        88,515
RGS Energy Group, Inc.                                                                               1,268        48,628
TXU Corp. #                                                                                          3,700       169,608
                                                                                                           --------------
                                                                                                                 769,193


Total Common Stocks                                                                    (Cost $9,951,504)      10,526,166
                                                                                                           --------------

-------------------------------------------------------------------------------------------------------------------------

Short-Term Obligations (2.5%)
                                                                                                 Principal
                                                                                                    Amount
American Family Financial Services Demand Note  2.04%, due 4/18/02                                 $76,344        76,344
Wisconsin Corporate Central Credit Union Variable Demand Note                                       88,107        88,107
2.09%, due 4/22/02
Wisconsin Electric Power Company Demand Note  2.04%, due 6/21/02                                   101,769       101,769
                                                                                                           --------------
                                                   Total Short-Term Obligations        (Cost $266,220)           266,220

-------------------------------------------------------------------------------------------------------------------------

Total Investments:                                  100.0%                             (Cost $10,217,724)     10,792,386
Other Assets, Less Liabilities:                      (0.0)%                                                      (3,294)
                                                   ---------                                               --------------
                                                                                                             $10,789,092
Total Net Assets:                                   100.0%
                                                   =======
                                                                                                           ==============
* Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2001 - See Note 1 (g)
to financial statements.
ADR - American Depository Receipt.

--------
  See Notes to Financial Statements



THOMAS WHITE INTERNATIONAL FUND
Investment Portfolio                                       October 31, 2001
---------------------------------------------------------------------------------------------------------------------

Country                            Issue                                 Industry                   Shares     Value
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS:                              97.8%
------------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA:                       4.3%

                      BHP Billiton ADR                                    Metals & Mining            2271        20,757
                      BHP Billiton Ltd #                                  Metals & Mining           17412        77,938
                      National Australia Bank ADR #                               Banking            2900       223,126
                      National Australia Bank                                     Banking            5121        78,470
                      News Corp Ltd ADR                                          Services           13400       368,768
                      Rio Tinto Plc ADR                                   Metals & Mining            1700       110,228
                      Telstra Corp                                         Communications           60800       151,465
                      Woodside Petroleum                                           Energy           23100       160,367
                                                                                                          --------------
                                                                                                              1,191,119


------------------------------------------------------------------------------------------------------------------------
BELGIUM:                         2.5%

                      Fortis AG                                               Insurance             10700       252,387
                      Groupe Bruxelles Lambert #                  Financial Diversified              5900       292,144
                      Solvay                                                  Chemicals              2800       150,619
                                                                                                          --------------
                                                                                                                695,150


------------------------------------------------------------------------------------------------------------------------
BRAZIL:                         1.5%

                      Companhia De Bebidas ADR                           Consumer Staples            7000       113,680
                      Petrobras PN                                                 Energy            6590       125,874
                      Tele Brasil-Telebras Hldrs ADS #                     Communications            3400        88,094
                      Vale do Rio Doce PN                                 Metals & Mining            4600        96,256
                                                                                                          --------------
                                                                                                                423,904


------------------------------------------------------------------------------------------------------------------------
CANADA:                           3.5%

                      BCE Inc                                              Communications           12300       271,122
                      Canadian Pacific Railway                             Transportation             900        15,174
                      CP Ships Ltd                                         Transportation             450         4,325
                      Enbridge Inc                                                 Energy            3800       105,820
                      Fairmont Hotels                                            Services             450         8,033
                      Fording Inc                                         Metals & Mining             298         4,559
                      Pancanadian Energy                                           Energy            1231        34,099
                      Royal Bank Of Canada                                        Banking            9600       282,868
                      Shell Canada                                                 Energy            9100       243,499
                                                                                                          --------------
                                                                                                                969,499


------------------------------------------------------------------------------------------------------------------------
CHINA:                             0.3%

                      Petrochina ADR                                               Energy            4000        74,960

------------------------------------------------------------------------------------------------------------------------
DENMARK:                           0.5%

                      Danisco                                            Consumer Staples            3800       140,631



------------------------------------------------------------------------------------------------------------------------
FINLAND:                          0.7%

                      Metsa Serla B                                        Forest & Paper           32000       194,461

------------------------------------------------------------------------------------------------------------------------
FRANCE:                         8.7%

                      Assur Gen France                                          Insurance            6600       304,821
                      Aventis Sa                                               Healthcare            4100       301,754
                      Michelin (Fran)                                   Consumer Durables            8500       262,710
                      Printemps-Pinault                                   Consumer Retail            1200       138,177
                      Renault Sa                                        Consumer Durables            5600       170,659
                      Saint-Gobain                                             Industrial            3100       431,195
                      Societie Generale                                           Banking            4300       215,048
                      TF1                                                        Services            3000        67,414
                      Total Fina                                                   Energy            3733       524,283
                                                                                                          --------------
                                                                                                              2,416,061


------------------------------------------------------------------------------------------------------------------------
GERMANY:                          9.3%

                      BASF                                                      Chemicals           10300       346,810
                      Bayer AG                                                  Chemicals           12000       352,194
                      BMW                                               Consumer Durables            6600       196,082
                      E. On AG                                                  Utilities            4400       227,774
                      Henkel KGAA VZ                                            Chemicals            8100       477,650
                      Merck KGAA                                               Healthcare            4700       162,908
                      RWE AG                                                    Utilities            7800       305,469
                      Schering AG                                              Healthcare            6600       338,690
                      Siemens AG                                               Industrial            3600       171,451
                                                                                                          --------------
                                                                                                              2,579,028


------------------------------------------------------------------------------------------------------------------------
HONG KONG:                       4.2%

                      China Telecom (Hong Kong)*                           Communications           22800        69,132
                      Hong Kong Electric                                        Utilities           45000       170,771
                      HSBC Holdings                                               Banking           30400       329,338
                      Hutchinson Whampoa                                   Communications           18100       146,775
                      Jardine Matheson #                                         Services           45000       252,000
                      Sun Hung Kai Properties                       Financial Diversified           31600       193,654
                                                                                                          --------------
                                                                                                              1,161,670


------------------------------------------------------------------------------------------------------------------------
IRELAND:                          1.6%

                      Allied Irish Bank                                           Banking           20000       194,642
                      Elan Corp *                                              Healthcare            5400       247,940
                                                                                                          --------------
                                                                                                                442,582


------------------------------------------------------------------------------------------------------------------------
ITALY:                            1.4%

                      Mediaset #                                                 Services          18,700       120,709
                      Telecom Italia Spa                                   Communications          31,600       262,299
                                                                                                          --------------
                                                                                                                383,008


------------------------------------------------------------------------------------------------------------------------
JAPAN:                           15.6%

                      Aeon Company Ltd.                                   Consumer Retail          12,000       257,310
                      Asahi Kasei Corp                                          Chemicals          17,000        55,962
                      Canon                                                    Technology           6,000       174,481
                      Chubu Elec Power #                                        Utilities           8,000       172,194
                      Daiwa Securities                              Financial Diversified          14,000        91,487
                      East Japan Ry                                        Transportation              40       232,968
                      Fuji Photo Film                                            Services           5,000       165,006
                      Hitachi Ltd                                              Technology          15,000       102,311
                      Honda Motor                                       Consumer Durables           4,200       150,612
                      Japan Tobacco                                      Consumer Staples              45       294,070
                      Komatsu Ltd                                           Capital Goods          32,000        97,760
                      Matsushita E Ind                                         Technology           7,000        82,911
                      Mitsubishi Heavy Ind                                  Capital Goods          36,000       121,154
                      Mitsubishi Tokyo Fin                                        Banking              20       148,669
                      Mitsui Co Ltd                                            Industrial          12,000        70,772
                      NTT                                                  Communications              48       197,615
                      Olympus Optical #                                        Technology          15,000       222,879
                      Ono Pharmaceutical                                       Healthcare           3,000        98,268
                      Pioneer Electric                                         Technology           7,000       134,373
                      Sankyo Co                                                Healthcare           9,000       174,971
                      Shin Etsu Chemical                                        Chemicals           3,000        98,758
                      Sony Corp                                                Technology           4,000       151,282
                      Sumitomo Bank                                               Banking          13,000        80,387
                      Takeda Chemical Industries                               Healthcare           6,000       290,638
                      Toho Gas                                                  Utilities          27,000        70,354
                      Toyo Seikan                                         Metals & Mining           5,000        65,145
                      UFJ Holding Inc #                                           Banking              20        89,201
                      Yamada Denki                                        Consumer Retail           2,100       137,232
                      Yasuda Fire & Marine Insurance #                          Insurance           3,600       258,484
                                                                                                          --------------
                                                                                                              4,287,254


------------------------------------------------------------------------------------------------------------------------
MEXICO:                            2.6%

                      America Movil ADR Ser L Shrs                         Communications            6600        99,000
                      Cemex ADR                                                  Building            9623       221,329
                      Telefonos de Mexico ADR Ord L Shrs                   Communications           11300       384,878
                                                                                                          --------------
                                                                                                                705,207


------------------------------------------------------------------------------------------------------------------------
NETHERLANDS:                      8.1%

                      ABN-AMRO Holdings #                                         Banking           17100       261,098
                      Aegon #                                                   Insurance            6200       155,732
                      Ahold                                               Consumer Retail           10100       284,245
                      CSM Cert                                           Consumer Staples            6500       125,932
                      ING Group                                                 Insurance           17694       441,255
                      Philips Electronics                                      Industrial           10476       238,049
                      Royal Dutch Petroleum                                        Energy           10500       534,098
                      Unilever                                           Consumer Staples            4000       209,588
                                                                                                          --------------
                                                                                                              2,249,997


------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND:                      0.1%

                      Telecom Corporation of New Zealand                 Communications             2,200        33,066

------------------------------------------------------------------------------------------------------------------------
POLAND:                           0.2%

                      Telekom Polska                                     Communications            12,500        46,615

------------------------------------------------------------------------------------------------------------------------
SINGAPORE:                        0.8%

                      DBS Group Holdings                                        Banking             9,630        54,987
                      Singapore Airlines                                 Transportation            16,000        74,230
                      Singapore Telecommunications                       Communications            96,600        91,751
                                                                                                          --------------
                                                                                                                220,968


------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA:                     0.3%

                      Anglo American Corp #                                  Industrial           6,942          89,393

------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA:                      2.6%

                      Korea Electric Power Corp ADR #                         Utilities           15300         133,263
                      Korea Telecom Corp Sponsored ADR                   Communications            7000         145,880
                      Pohang Iron &  Steel                              Metals & Mining            8800         150,920
                      Samsung Electronics                                    Technology            1200         161,270
                      SK Telecom                                         Communications             740         140,720
                                                                                                          --------------
                                                                                                                732,053


------------------------------------------------------------------------------------------------------------------------
SPAIN:                             2.1%

                      Banco Popular Espanol                                     Banking             3,600       120,891
                      Telefonica, S.A. ADR                               Communications             5,221       185,189
                      Telefonica, S.A.                                   Communications            11,928       143,254
                      Union Electrica Fenosa                                  Utilities             9,200       136,747
                                                                                                          --------------
                                                                                                                586,081



------------------------------------------------------------------------------------------------------------------------
SWEDEN:                             1.9%

                      Electrolux - B Shares                           Consumer Durables            11,200       134,144
                      Nordea AB                                                 Banking            53,200       234,463
                      Skanska - B Shares                                       Building            28,800       153,605
                                                                                                          --------------
                                                                                                                522,212
                                                                                                          --------------


------------------------------------------------------------------------------------------------------------------------
SWITZERLAND:                      3.7%

                      Credit Suisse Group                                       Banking             2,800       102,439
                      Nestle                                           Consumer Staples             1,600       332,394
                      Novartis                                               Healthcare             6,000       224,843
                      Richemont                                        Consumer Staples               140       278,833
                      Zurich Financial Services                               Insurance               379        86,865
                                                                                                          --------------
                                                                                                              1,025,374
                                                                                                          --------------


------------------------------------------------------------------------------------------------------------------------
TAIWAN:                           0.3%

                      Taiwan Semiconductor                                   Technology            53,200        94,063

------------------------------------------------------------------------------------------------------------------------
TURKEY:                           0.1%

                      Koc Holdings                                           Industrial         1,509,866        26,876

------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM:                   20.9%

                      Abbey National                                              Banking          17,000       254,985
                      Allied Domecq                                      Consumer Staples          50,000       253,430
                      Assoc Br Foods                                     Consumer Staples          20,000       132,546
                      Barclays Bank                                               Banking           2,500        75,802
                      Bg Group Plc                                                 Energy          65,422       252,692
                      Bp Amoco Plc                                                 Energy          72,600       590,761
                      Brambles Industries *                                      Services          14,800        74,284
                      Brit Am Tobacco                                    Consumer Staples          48,500       423,449
                      British Aerospace                                         Aerospace          91,500       445,358
                      Cadbury Schewppes ADR #                            Consumer Staples          15,400       384,846
                      Centrica                                                  Utilities          65,000       206,115
                      Diageo Plc ADR                                     Consumer Staples          10,000       408,500
                      Gkn Plc                                           Consumer Durables          14,800        57,316
                      Glaxosmithkline Plc                                      Healthcare          10,274       277,830
                      Imperial Tobacco                                   Consumer Staples          38,000       475,965
                      Invensys                                                 Industrial         120,000       110,160
                      Provident Fin Grp                             Financial Diversified          11,800       106,562
                      Reckitt Benckiser                                  Consumer Staples          30,000       421,188
                      Rentokil Initial                                           Services          26,000        93,777
                      Royal & Sun Alliance                                      Insurance          45,000       246,533
                      Safeway Plc                                         Consumer Retail          15,000        76,256
                      Unilever Plc                                       Consumer Staples          24,285       175,972
                      Vodafone Group                                       Communications          89,500       209,332
                                                                                                          --------------
                                                                                                              5,753,659


Total Common Stocks                                                                (Cost $29,067,555)        27,044,891

------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:                     2.0%
                                                                                          Par  Value
                                  The Northern Trust Company Eurodollar                          $567,623       567,623
                                  Time Deposit   1.02%, due 11/01/01                                       --------------

Total Short Term Obligations                                                        (Cost $567,623)             567,623
------------------------------------------------------------------------------------------------------------------------------------
Total Investments                   99.8%                                          (Cost $29,635,262)        27,612,514

Other Assets, Less Liabilities:      0.2%                                                                        43,265
                                                                                                            --------------
                                  --------------
Total Net Assets:                 100.0%                                                                    $27,655,779
----------------------------------==============                                                            ==============
*  Non-Income Producing Securities
# All or a portion of securities on loan at October 31, 2001 - See Note 1 (g) to financial statements.
ADR - American Depository Receipt.

--------
  See Notes to Financial Statements


---------------------------------------------------------------------------------------------------------------------------------
Thomas White FUNDS FAMILY
Statements of Assets and Liabilities
October 31, 2001
-------------------------------------------------------------------------------------------------------------------------
                                                                     American           American
                                                                    Enterprise        Opportunities       International
                                                                       Fund               Fund                 Fund
                                                                  ---------------    ----------------     ---------------
ASSETS

Investments in securities at market value(1)                   $      14,576,632  $       10,792,386  $       27,612,514
Receivables:
     Dividends and interest                                               19,088              10,876              88,758
       Other                                                               3,353               2,753              10,203
Held as Collateral for Loaned Securities(2)                            3,569,718           2,673,486           1,602,305
Prepaid expenses                                                             750                 295             -------
                                                                  ---------------    ----------------     ---------------
                                   Total assets                       18,169,541          13,479,796          29,313,780
                                                                  ---------------    ----------------     ---------------

LIABILITIES

Due to advisor                                                            11,238               8,438              23,759
Accrued expenses                                                          17,017               8,780              31,937
Collateral on Loaned Securities                                        3,569,718           2,673,486           1,602,305
                                                                  ---------------    ----------------     ---------------
                                   Total liabilities                   3,597,973           2,690,704           1,658,001
                                                                  ---------------    ----------------     ---------------

NET ASSETS

Source of Net Assets:
    Net capital paid in on shares of beneficial interest       $      17,507,418          10,290,183  $       30,044,123
     Distributions in excess of net investment income                   (21,625)            (10,794)            (45,464)
    Accumulated net realized gain (loss)                             (2,275,419)            (64,959)           (320,216)
    Net unrealized appreciation (depreciation) on                      (638,806)             574,662         (2,022,664)
     investments and foreign currency translations
                                                                  ---------------    ----------------     ---------------

                                   Net assets                  $      14,571,568  $       10,789,092  $       27,655,779
                                                                  ===============    ================     ===============

Shares outstanding                                                     1,438,657           1,011,442           2,982,165

Net asset value and offering price per share                   $           10.13  $            10.67  $             9.27
                                                                  ===============    ================     ===============

1        Cost Basis:
         American Enterprise Fund: $15,215,438
         American Opportunities Fund: $10,217,724
         International Fund: $29,635,262
2        Value of securities out on loan at 10/31/2001:
         American Enterprise Fund: $3,395,039.
         American Opportunities Fund: $2,585,229
         International Fund: $1,557,637


See Notes to Financial Statements.





Thomas White FUNDS FAMILY
Statements of Operations
Year Ended October 31, 2001
-----------------------------------------------------------------------------------------------------------------------
                                                                   American           American
                                                                  Enterprise        Opportunities       International
                                                                     Fund               Fund                 Fund
                                                                ---------------    ----------------     ---------------
INVESTMENT INCOME

Income:
    Dividends                                                $         273,075  $          170,261   $         593,737  (1)
    Interest                                                            10,323              10,638              39,929
                                                                ---------------    ----------------     ---------------
         Total investment income                                       283,398             180,899             633,666
                                                                ---------------    ----------------     ---------------

Expenses:
    Investment management fees (note 4)                                159,698             108,953             314,888
    Audit fees and expenses                                             16,000              10,250              21,000
    Custodian fees                                                       7,500               7,700              65,000
    Trustees' fees and expenses                                          4,767               2,972               9,761
    Registration fees                                                    6,500               5,500              30,000
    Transfer Agent fees                                                 13,000              12,300              25,200
    Printing expenses                                                    4,234               2,929               8,008
    Legal fees and expenses                                             14,000              10,000              32,000
    Other expenses                                                       8,830               6,666              16,931
                                                                ---------------    ----------------     ---------------
         Total expenses                                                234,529             167,270             522,788
         Reimbursement from Investment Manager                        (18,936)            (20,183)            (50,458)
                                                                ---------------    ----------------     ---------------
         Net expenses                                                  215,593             147,087             472,330
                                                                ---------------    ----------------     ---------------
                Net investment income (loss)                            67,805              33,812             161,336
                                                                ---------------    ----------------     ---------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments & foreign currency         (1,785,677)            (63,944)           (320,215)
transactions
Net change in unrealized appreciation (depreciation) on              (423,777)           (207,447)         (7,041,648)
investments and foreign currency translations
                                                                ---------------    ----------------     ---------------
        Net gain (loss) on investments                             (2,209,454)           (271,391)         (7,361,863)
                                                                ---------------    ----------------     ---------------

        Net increase (decrease) in net assets from
        operations                                           $     (2,141,649)  $        (237,579)  $      (7,200,527)
                                                                ===============    ================     ===============


1 Net of foreign taxes withheld of $51,474.


See Notes to Financial Statements.




Thomas White funds family
Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------
                                                          American Enterprise Fund             American Opportunities Fund
                                                                                            ----------------------------------
                                                      --------------     ---------------
                                                       Year Ended          Year Ended         Year Ended         Year Ended
                                                       October 31,        October 31,        October 31,        October 31,
                                                          2001                2000               2001               2000
                                                      --------------     ---------------    --------------- -- ---------------
Change in net assets from operations:
     Net investment income                         $         67,805   $          59,712  $          33,812  $          22,808
     Net realized gain (loss)                           (1,785,677)           (410,141)           (63,944)            451,505
     Net unrealized appreciation (depreciation)           (423,777)           (455,861)          (207,447)            220,546
     on investments
                                                      --------------     ---------------    --------------- -- ---------------
Net increase (decrease) in net assets from
operations                                              (2,141,649)           (806,290)          (237,579)            694,859

Distributions to shareholders:
     From net investment income*                           (78,885)            (95,211)           (39,865)           (41,397)
     From net realized gain                               ---------           ---------          ---------          (451,505)

Fund share transactions (Note 3)                            138,700         (4,559,325)            680,552            253,373
                                                      --------------     ---------------    --------------- -- ---------------
           Total increase (decrease)                    (2,081,834)         (5,460,826)            403,108            455,330

Net assets:
Beginning of period                                      16,653,402          22,114,228         10,385,984          9,930,654
                                                      --------------     ---------------    --------------- -- ---------------

End of period                                      $     14,571,568   $      16,653,402  $      10,789,092  $      10,385,984
                                                      ==============     ===============    =============== == ===============
*Distribution in excess of net investment
   Income                                          $         11,080   $          10,544  $           6,053  $           4,472
                                                      ==============     ===============    =============== == ===============


                                                              International Fund
                                                      -----------------------------------
                                                        Year Ended          Year Ended
                                                        October 31,        October 31,
                                                           2001                2000
                                                      ---------------- -- ---------------
Change in net assets from operations:
     Net investment income (loss)                  $          161,336  $        (16,018)
     Net realized gain on investments and                    (320,215)          1,524,101
     foreign currency transactions
     Net unrealized appreciation (depreciation)            (7,041,648)        (1,755,254)
     on investments and foreign currency
     translations
                                                      ---------------- -- ---------------
Net increase (decrease) in net assets from
operations                                                (7,200,527)          (247,171)

Distributions to shareholders:
     From net investment income*                            (190,659)          (223,061)
     From net realized gain                                 ---------        (4,199,915)

Fund share transactions (Note 3)                              942,583        (2,890,813)
                                                      ---------------- -- ---------------
           Total increase (decrease)                      (6,448,603)        (7,560,960)

Net assets:
Beginning of period                                        34,104,382         41,665,342
                                                      ---------------- -- ---------------

End of period                                      $       27,655,779  $      34,104,382
                                                      ================ == ===============
                                                      ================ == ===============
*Distribution in excess of net investment
   Income                                          $           29,323  $          16,141
                                                      ================ == ===============

See Notes to Financial Statements.


THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Year Ended October 31, 2001
--------------------------------------------------------------------------------

Note 1.       Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of Shares, the Thomas White
American Enterprise Fund (the "American Enterprise Fund") that commenced operations on November 1, 1998, the Thomas White American Opportunities Fund
(the "American Opportunities Fund") that commenced operations on March 4, 1999, and the Thomas White International Fund (the "International Fund") that commenced operations on June 28, 1994, collectively referred to as the "Fund".
The investment  objective of each Fund is to seek long-term capital growth.  The
American  Enterprise Fund primarily  invests in equity  securities of large U.S.
companies. The American Opportunities Fund will also invest in U.S. equity securities, with a focus on mid-size and small companies. The International Fund will primarily invest in equity securities of companies located in the world's developed countries outside of the U.S. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b)  Foreign  currency  translation.  Portfolio  securities and other assets and liabilities  denominated in foreign  currencies  are  translated  into U.S.
     dollar  amounts  at date of  valuation.  Purchases  and sales of  portfolio
     securities  and  income  items   denominated  in  foreign   currencies  are
     translated  into  U.S.  dollar  amounts  on the  respective  dates  of such transactions.  When the Fund purchases or sells a foreign  security it will customarily  enter into a foreign  exchange  contract to  minimize  foreign exchange  risk  from  the  trade  date  to  the  settlement  date  of  such transaction.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized gain (loss) on investments and foreign  currency  transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions,  the differences between the amounts of dividends, and foreign  withholding  taxes recorded on the Fund's books,  and the U.S.
     dollar  equivalent of the amounts actually received or paid. Net unrealized
     appreciation   (depreciation)   on   investments   and   foreign   currency
     translations  include  the  changes in the value of assets and  liabilities other than  investments  in  securities  at the end of the  fiscal  period, resulting from changes in the exchange rates.

(c) Income taxes. It is each Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e) Security Transactions and Investment Income. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined on a FIFO basis.

(f) Distributions to Shareholders. The Funds usually declare and pay dividends from net investment income annually, but may be done more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(g)  Securities  Lending.  The Thomas White American  Enterprise Fund,  American
     Opportunities Fund and International Fund may lend investment securities to investors who borrow securities in order to complete certain  transactions.
     By lending  investment  securities,  a Fund  attempts to  increase  its net
     investment   income  through  the  receipt  of  interest   earned  on  loan
     collateral.  Any increase or decline in the market price of the  securities loaned  that might  occur and any  interest  earned or  dividends  declared during the term of the loan would be for the account of the Fund.  Risks of delay  in  recovery  of the  securities  or  even  loss  of  rights  in the
     collateral   may  occur  should  the  borrower  of  the   securities   fail
     financially.  Risk  may  also  arise to the  extent  that the  value of the securities loaned increases above the value of the collateral received.  It is each Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day.  Therefore, the value of the collateral  may be temporarily  less than the value of the securities on loan.

     Funds that lend securities receive cash as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities  lending agent in accordance with  pre-established  guidelines as set forth in the securities lending  agreement.  A  portion  of  the  interest  received  on  the  loan collateral  is  retained  by the Fund and the  remainder  is rebated to the borrower of the securities.  From the interest retained by the Fund, 50% is paid to the securities  lending  agents for the Thomas White  International
     Fund for its services and 40% is paid to the  securities  lending agent for
     the  Thomas  White   American   Enterprise   and  Thomas   White   American
     Opportunities Funds for their services.  The net amount of interest earned, after the interest  rebate and the  allocation  to the  securities  lending agent, is included in the Statement of Operations as interest  income.  The value of loaned  securities and related  collateral  outstanding at October
     31, 2001 are as follows:

         Portfolio                                      Value of Loaned Securities         Value of Collateral
         ---------                                      --------------------------         -------------------
         Thomas White American Enterprise                   $3,395,039                          $3,569,718
         Thomas White American Opportunities                 2,585,229                           2,673,486
         Thomas White International Fund                     1,557,637                           1,602,305

         Each Fund has earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

         Portfolio                                    Net Interest Earned by Portfolio
         ---------                                    --------------------------------
         Thomas White American Enterprise                        $2,276
         Thomas White American Opportunities                      1,300
         Thomas White International Fund                         17,122


Note 2. Significant  Shareholder.  At October 31, 2001 the Thomas White American
Enterprise  Fund,  Thomas  White  American  Opportunities  Fund and Thomas White
International   Fund  had  a  shareholder  who  held  80.1%,  62.6%  and  67.1%, respectively,  of each fund's outstanding shares.  Investment activities of this shareholder could have a material effect on each Fund.


Note 3. Transactions in Shares of Beneficial Interest (All amounts in thousands)
As of October 31, 2001, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                                      American Enterprise Fund                             American Opportunities Fund
                          --------------------------------------------------     ------------------------------------------------

                                   Year                       Year                        Year                      Year
                                  Ended                      Ended                       Ended                     Ended
                             October 31, 2001           October 31, 2000            October 31, 2001          October 31, 2000
                          -----------------------    -----------------------     -----------------------    ---------------------
                           Shares       Amount        Shares       Amount         Shares       Amount       Shares       Amount
                          ---------    ----------    ---------    ----------     ---------    ----------    --------    ---------
Shares sold                     67  $        770           81  $        965            67  $        734          10  $       112
Shares issued on
reinvestment of
dividends &                      8            79            8            95             3            35          45          484
distributions
Shares redeemed               (64)         (710)        (494)       (5,619)           (8)          (88)        (32)        (343)
                          ---------    ----------    ---------    ----------     ---------    ----------    --------    ---------

Net (decrease)                  11  $        139        (405)  $    (4,559)            62  $        681          23  $       253
                          ---------    ----------    ---------    ----------     ---------    ----------    --------    ---------

                                         International Fund
                          --------------------------------------------------

                                   Year                       Year
                                  Ended                      Ended
                             October 31, 2001           October 31, 2000
                          -----------------------    -----------------------
                           Shares       Amount        Shares       Amount
                          ---------    ----------    ---------    ----------
Shares sold                    527  $      5,720          364  $      4,847
Shares issued on
reinvestment of
dividends &                     19           180          335         4,401
distributions
Shares redeemed              (465)       (4,957)        (932)      (12,139)
                          ---------    ----------    ---------    ----------

Net increase (decrease)         81  $        943        (233)  $    (2,891)
                          ---------    ----------    ---------    ----------


Note 4. Investment  Management Fees and Other  Transactions with Affiliates Each
Fund pays a monthly investment management fee to Thomas White International, Ltd. (the "Advisor") at the rate of 1/12% of the Fund's average daily net assets. For the current fiscal year the Advisor has contractually agreed to reduce its management fee for the International Fund, the American Enterprise
Fund and the American Opportunities Fund to the extent that the total operating fees exceed 1.50%, 1.35%, and 1.35% of the respective Fund's average daily net assets

Note 5. Investment Transactions During the twelve months ended October 31, 2001 the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were as follows:

                  Fund                         Purchases            Sales
------------------------------------------ ------------------ ------------------
American Enterprise Fund                         $13,778,100        $13,860,528
American Opportunities Fund                        9,428,473          8,891,386
International Fund                                11,683,414         10,947,924

The cost of securities for federal income tax purposes was substantially the same for each Fund as that shown in the investment portfolio.


At October 31, 2001 the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

                                                                              Net Unrealized
                                             Unrealized       Unrealized       Appreciation
                  Fund                      Appreciation     Depreciation     (Depreciation)
------------------------------------------ ---------------- --------------- -------------------
American Enterprise Fund                           900,828     (1,539,634)           (638,806)
American Opportunities Fund                      1,420,454       (845,792)             574,662
International Fund                               2,567,488     (4,590,152)         (2,022,664)


As of October 31, 2001, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:
             Expiration Date               American         American        International Fund
                                           Enterprise Fund  Opportunities
                                                            Fund
------------------------------------------ ---------------- --------------- -------------------
10/31/2007                                         $79,601         -------             -------
10/31/2008                                         410,141         -------             -------
10/31/2009                                       1,763,751          53,881             320,216
                                                 ---------          ------             -------
Total                                            2,253,493          53,881             320,216




Note 6.       Financial Highlights
                                           American Enterprise Fund                      American Opportunities Fund
                                ----------------------------------------------- ----------------------------------------------- ----
                                                                                                                March 4, 1999
                                   Year              Year             Year         Year           Year          (commencement
                                   Ended            Ended            Ended         Ended         Ended        of operations)
                                   October         October           October       October      October              to
                                   31, 2001       31, 2000         31, 1999       31, 2001     31, 2000         October 31,
                                                                                                                    1999
------------------------------- -- ----------- --- ---------- ---- ------------ -- --------- -- ---------- --- ---------------- ----
Per share operating performance
(For a share outstanding throughout the
period)

Net asset value, beginning of   $       11.66   $      12.07    $        10.00    $   10.95  $      10.73  $             10.00
period
------------------------------- -- ----------- --- ---------- ---- ------------ ---- ------- -- ---------- --- ---------------- ----
Income from investment
operations:
-------------------------------
Net investment income (loss)             0.05           0.05              0.01         0.03          0.04                 0.02
-------------------------------
Net realized and unrealized            (1.53)         (0.40)              2.06       (0.27)          0.72                 0.71
gains (losses)
                                -- ----------- --- ---------- ---- ------------ ---- ------- -- ---------- --- ---------------- ----
                                       (1.48)         (0.35)              2.07       (0.24)          0.76                 0.73

Distributions:
-------------------------------
From net investment income             (0.05)         (0.06)           -------       (0.04)        (0.04)              -------
-------------------------------
From net realized gains               -------        -------           -------       -------       (0.50)              -------
                                -- ----------- --- ---------- ---- ------------ ---- ------- -- ---------- --- ---------------- ----
                                       (0.05)         (0.06)           -------       (0.04)        (0.54)              -------

Change in net asset value for          (1.53)         (0.41)              2.07       (0.28)          0.22                 0.73
the period

                                -- ----------- --- ---------- ---- ------------ ---- ------- -- ---------- --- ---------------- ----
Net asset value, end of period  $       10.13   $      11.66    $        12.07    $   10.67  $      10.95  $             10.73
------------------------------- == =========== === ========== ==== ============ ==== ======= == ========== === ================ ====

Total Return                         (12.66)%        (2.90)%            20.70%      (2.20)%         7.25%                7.30%  **
-------------------------------
Ratios/supplemental data
-------------------------------
Net assets, end of period       $      14,572   $     16,653    $       22,114    $  10,789  $     10,386   $            9,931
(000)
-------------------------------
Ratio to average net assets:
-------------------------------
Expenses (net of                        1.35%  *+      1.35%  *+         1.35%  *+    1.35%         1.35%  *+            1.35%  *+
reimbursement)
-------------------------------
Net investment income/loss              0.42%  *+      0.28%  *+         0.23%  *     0.31%         0.22%  +             0.22%  *
(net of reimbursement)
-------------------------------

Portfolio turnover rate                87.34%         67.28%             4.58%       83.34%        62.14%  $             3.53%  **

-----------------------------------------------------------------------------------------------------------
*    Annualized   **     Not annualized

+ In the absence of the expense reimbursement, the ratio of expenses to average net assets for the American Enterprise and American Opportunities
     Funds would have been 1.47% and 1.54%, respectively and the ratio of net investment income to average net assets for the American Enterprise and American Opportunities Funds would have been 0.31% and 0.13%, respectively for the current year.
     In the absence of the expense reimbursement, the ratio of expenses to average net assets for the American Enterprise and American Opportunities
     Funds would have been 1.39% and 1.47%, respectively and the ratio of net investment income to average net assets for the American Enterprise and American Opportunities Funds would have been 0.25% and 0.11%, respectively for the year ended 2000.
     In the absence of the expense reimbursement, the ratio of expenses to average net assets for the American Enterprise and American Opportunities
     Funds would have been 1.58% and 1.70%, respectively and the ratio of net investment income to average net assets for the American Enterprise and American Opportunities Funds would have been 0.00% and (0.13)%for the year ended October 31, 1999.


THOMAS WHITE FUNDS FAMILY
Notes to Financial Statements
Period Ended October 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                  International Fund
---------------------------------------------------------------------------------------------------------------------------------

                                      Year Ended    Year Ended     Year Ended      Year Ended     Year Ended
                                     October        October          October       October          October
                                     31, 2001        31, 2000       31, 1999        31, 1998       31, 1997
-------------------------------- -- ------------- --- ----------- -- ------------ -- ----------- -- ------------ ---
Per share operating performance
(For a share outstanding throughout the period)
-------------------------------------------------

Net asset value, beginning of    $         11.76   $       13.30  $        13.58  $       13.23  $        12.33
period
-------------------------------- -- ------------- --- ----------- -- ------------ -- ----------- -- ------------ ---

Income from investment
operations:
--------------------------------
Net investment income (loss)             0.06          (0.01)            0.07           0.15            0.20
--------------------------------
Net realized and unrealized             (2.49)          (0.05)            2.32           0.93            1.65
gains
--------------------------------
     (losses)
                                 -- ------------- --- ----------- -- ------------ -- ----------- -- ------------ ---
                                        (2.43)          (0.06)            2.39           1.08            1.85

Distributions:
--------------------------------
From net investment income              (0.06)          (0.07)          (0.13)         (0.19)          (0.19)
--------------------------------
From net realized gains                -------          (1.41)          (2.54)         (0.54)          (0.76)
                                 -- ------------- --- ----------- -- ------------ -- ----------- -- ------------ ---
                                        (0.06)          (1.48)          (2.67)         (0.73)          (0.95)

--------------------------------
Change in net asset value for           (2.49)          (1.54)          (0.28)           0.35            0.90
the period
                                 -- ------------- --- ----------- -- ------------ -- ----------- -- ------------ ---
Net asset value, end of period   $       9.27   $       11.76  $        13.30  $       13.58  $        13.23
-------------------------------- == ============= === =========== == ============ == =========== == ============ ===

Total Return                           (20.63)%         (1.26)%          18.78%          8.64%          15.80%
--------------------------------
Ratios/supplemental data
--------------------------------
Net assets, end of period (000)  $     27,656   $      34,104  $       41,665  $      57,464  $       47,996
--------------------------------
Ratio to average net assets:
--------------------------------
Expenses (net of reimbursement)          1.50%  +        1.50%  +        1.44%          1.42%           1.47%
--------------------------------
Net investment income/loss               0.51%         (0.04)%           0.46%          1.13%           1.60%
(netof reimbursement)
--------------------------------
Portfolio turnover rate                   35.38%          38.37%          67.48%         51.41%          48.19%

+ In the absence of the expense reimbursement, the ratio of expenses to average net assets for the International Fund would have been 1.66% and the ratio of net investment income to average net assets for the International
     Fund would have been 0.35% for the year ended October 31, 2001.

     In the absence of the expense reimbursement, the ratio of expenses to average net assets for the International Fund would have been 1.52% and the ratio of net investment income to average net assets for the International
     Fund would have been (0.06)% for the year ended October 31, 2000.


